UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 28, 2026

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland, Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.
On January 28, 2026, SIFCO Industries, Inc. (the "Company") held its 2026 Annual Meeting of Shareholders. The following matters were voted on at the 2026 Annual Meeting, and the results were as follows:
Proposal 1.The four nominees listed below were elected as directors of the Company, each to serve on the Board of Directors until the Company’s Annual Meeting in 2027, with the respective votes set forth opposite their names:

Directors	For	Withhold	Broker Non-Votes
Robert D. Johnson	2,575,806	154,892	1,190,974
Donald C. Molten, Jr.	2,557,332	173,366	1,190,974
Alayne L. Reitman	2,558,159	172,539	1,190,974
Mark J. Silk	2,641,012	89,686	1,190,974
Proposal 2.The proposal to ratify the designation of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending September 30, 2026 was approved with the following votes:

For	Against	Abstain
3,344,112	48,889	528,671
Proposal 3.The proposal to approve, on an advisory, non-binding basis, executive compensation (say-on-pay) was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
2,489,807	75,928	164,963	1,190,974
Proposal 4.The proposal to approve, the frequency for holding the non-binding vote on say-on-pay (every year, every two years or every three years) was approved with the following votes:

For One Year	918,503
For Two Years	120,545
For Three Years	1,655,830
Abstain	35,819
Broker Non-Votes	1,190,975

For more information on how the votes for the above matters were tabulated, see the Company's Definitive Proxy Statement used in connection with the 2026 Annual Meeting of Shareholders on January 28, 2026.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: February 3, 2026
/s/ Jennifer Wilson
Jennifer Wilson
Chief Financial Officer
(Principal Financial Officer)